PERMAL HEDGE STRATEGIES FUND I

SUPPLEMENT DATED MAY 23, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2015, FOR INSTITUTIONAL SHARES AND

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2015, FOR SERVICE SHARES

At a special meeting of shareholders of Permal Hedge Strategies Fund I (the “Fund’) held on May 20, 2016, shareholders approved a new subadvisory agreement between the Fund’s investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and EnTrustPermal Management LLC (“EnTrustPermal”) with respect to the Fund. Shareholders of Permal Hedge Strategies Portfolio (the “Master Fund”) also approved a new subadvisory agreement with respect to the Master Fund.

The new subadvisory agreements became effective upon shareholder approval on May 20, 2016 and supersede the interim subadvisory agreements that went into effect with respect to the Fund and Master Fund on May 2, 2016, when the combination of The Permal Group, of which Permal Asset Management LLC (“Permal”), the Fund’s former sub-adviser, was a member, and EnTrust Capital (“EnTrust”) became effective. The combination triggered the automatic termination provisions in the Fund’s and Master Fund’s prior subadvisory agreements, and the interim subadvisory agreements allowed EnTrustPermal to serve as a subadviser to the Fund and the Master Fund until shareholders approved new subadvisory agreements.

Effective July 22, 2016, the Fund’s name will be changed to EnTrustPermal Hedge Strategies Fund I.

The following text replaces the discussion of the background of the Fund’s portfolio managers in the section of the Prospectus titled “The Sub-Adviser”:

The following individuals at the Sub-Adviser have primary responsibility for the day-to-day management of the Fund’s portfolio:

Javier F. Dyer, Senior Managing Director

Javier Dyer is Senior Managing Director of EnTrustPermal and is on EnTrustPermal’s Global Investment Committee. Mr. Dyer is responsible for a number of client accounts with credit/event driven mandates. Responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage credit related strategies. Mr. Dyer was previously Deputy Chief Investment Officer and Senior Investment Officer on the Permal Investment Committee, and a lead Portfolio Manager of The Permal Group. He joined The Permal Group in 2003. From 1999 to 2001, Mr. Dyer was a credit analyst for Atlantic Security Bank (now known as Credicorp Securities Inc.) in Miami where he supervised $300 million in emerging markets and high yield debt securities. Prior to that time, Mr. Dyer was a credit analyst at Banco de Credito del Peru in Lima, Peru. Mr. Dyer holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania (2003). He also holds a B.S. in Business Administration with a major in finance from Universidad de Lima, Peru (1996).

Alexander Pillersdorf, Senior Vice President

Alexander Pillersdorf is Senior Vice President of EnTrustPermal. Mr. Pillersdorf is responsible for a number of client accounts with credit/event driven mandates. Responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage credit related strategies. Mr. Pillersdorf joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin, where he focused on financial restructurings, mergers & acquisitions, and other corporate finance related activities. Mr. Pillersdorf holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania. He also graduated with distinction from the Goizueta Business School at Emory University with a B.B.A. in Finance and Accounting.

The following text replaces the second paragraph in the discussion of the compensation of the Fund’s portfolio managers in the section of the Statement of Additional Information titled “Portfolio Managers”:

EnTrustPermal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, EnTrustPermal provides employees with a 401(k) plan.

In Appendix B to the Statement of Additional Information, the “PCM Addendum” to EnTrustPermal’s Proxy Voting Policy is deleted in its entirety.

Please retain this supplement for future reference.

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